                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 14, 2001



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)



                       See Table of Additional Registrants



               DELAWARE                              333-56239-01                            43-1144353
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)


                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                          JURISDICTION OF           COMMISSION               IRS EMPLOYER
                NAME                       INCORPORATION            FILE NUMBER           IDENTIFICATION NO.
-------------------------------------    -------------------    --------------------    -----------------------
La Petite Academy, Inc.                       Delaware               333-56239                43-1243221
LPA Services, Inc.                            Delaware             333-56239-02               74-2849053
Bright Start, Inc.                           Minnesota             333-56239-03               41-1694581

ITEM 5.    OTHER EVENTS

         Effective November 14, 2001, LPA Holding Corp. ("Holdings") and La Petite Academy, Inc. entered into Amendment No. 3 to Credit Agreement and Waiver ("Amendment No. 3") to the Credit Agreement dated as of May 11, 1998 among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, formerly The Chase Manhattan Bank as Syndication Agent.

         Effective November 14, 2001, LPA Investment LLC, the owner of more than 50% of the capital stock of Holdings, acquired $3.4 million of Holdings' convertible redeemable participating preferred stock (the "Preferred Stock") and received warrants to purchase common stock of Holdings. On such date, LPA Investment LLC also committed to purchase up to an additional $11,600,000 of Preferred Stock prior to May 15, 2002 which, collectively with the initial purchase, will represent 89.4% of Holdings' outstanding common stock on a fully diluted basis. As part of Amendment No. 3, J.P. Morgan Partners (23A SBIC), LLC agreed to guaranty a portion of the bank debt if LPA Investment fails to purchase the new preferred stock by May 15, 2002. J.P. Morgan Partners (23A
SBIC) is an affiliate of LPA Holding Corp. and La Petite Academy. In connection with the investment, Holdings' Amended and Restated Certificate of Incorporation has been amended to increase the number of its authorized shares of capital stock and a new Certificate of Designations creating the Preferred Stock has been filed.

         Copies of the documents relating to the foregoing are attached as Exhibits 3.1, 3.2, 10.1, 10.2, 10.3 and 10.4, each of which is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

Number            Description of Exhibits

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of LPA Holding Corp., filed on November 14, 2001.

3.2 Certificate of Designations, Preferences and Rights of Series B Convertible Redeemable Participating Preferred Stock of LPA Holding Corp., filed on November 14, 2001.

10.1 Amendment No. 3 to Credit Agreement and Waiver dated November 14, 2001, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

10.2 Guarantee dated as of November 15, 2001, by J.P. Morgan Partners (23A SBIC), LLC for the benefit of the Lenders (as defined in the Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Chase Bank of Texas, National Association.

10.3 Securities Purchase Agreement dated as of November 14, 2001, among LPA Holding Corp., LPA Investment LLC and the other parties thereto.

10.4 Warrant No. W-3 dated as of November 14, 2001, issued by LPA Holding Corp. to LPA Investment LLC.

99.1              Press Release dated November 15, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LPA HOLDING CORP.

Dated November 16, 2001              /s/ Jeffrey Fletcher
                                     -------------------------------------------
                                     By:  Jeffrey Fletcher

                                     Secretary, Chief Financial Officer and duly authorized representative of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LA PETITE ACADEMY, INC.

Dated November 16, 2001              /s/ Jeffrey Fletcher
                                     -------------------------------------------
                                     By:  Jeffrey Fletcher

                                     Secretary, Chief Financial Officer and duly authorized representative of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LPA SERVICES, INC.

Dated November 16, 2001              /s/ Jeffrey Fletcher
                                     -------------------------------------------
                                     By:  Jeffrey Fletcher

                                     Secretary, Chief Financial Officer and duly authorized representative of the registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BRIGHT START, INC.

Dated November 16, 2001              /s/ Jeffrey Fletcher
                                     -------------------------------------------
                                     By:  Jeffrey Fletcher

                                     Secretary, Chief Financial Officer and duly authorized representative of the registrant

                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibits

3.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of LPA Holding Corp., filed on November 14, 2001.

3.2 Certificate of Designations, Preferences and Rights of Series B Convertible Redeemable Participating Preferred Stock of LPA Holding Corp., filed on November 14, 2001.

10.1 Amendment No. 3 to Credit Agreement and Waiver dated November 14, 2001, among LPA Holding Corp., La Petite Academy, Inc., Bank of America, N.A. (formerly known as NationsBank, N.A.) as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender and Chase Bank of Texas, National Association, (formerly known as The Chase Manhattan Bank) as Syndication Agent.

10.2 Guarantee dated as of November 15, 2001, by J.P. Morgan Partners (23A SBIC), LLC for the benefit of the Lenders (as defined in the Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., the Lenders party thereto, Bank of America, N.A., as Administrative Agent, and Chase Bank of Texas, National Association.

10.3 Securities Purchase Agreement dated as of November 14, 2001, among LPA Holding Corp., LPA Investment LLC and the other parties thereto.

10.4 Warrant No. W-3 dated as of November 14, 2001, issued by LPA Holding Corp. to LPA Investment LLC.

99.1              Press Release dated November 15, 2001.





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